Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of US Alliance Corporation (the “Company”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Brown, Vice-President and Principal Financial Officer of US Alliance Life and Security Company, a wholly-owned subsidiary of US Alliance Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeff Brown
Jeff Brown
Vice-President and Principal Financial Officer

Date: February 22, 2023